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                                                                    EXHIBIT 10.4

                           FIRST AMENDMENT TO ASSET
                              PURCHASE AGREEMENT


     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is made
                                                             ---------
and entered into as of June 21, 1997 by and among TALTON HOLDINGS, INC. ("Buyer"), SECURITY TELECOM CORPORATION ("Seller") and WILLIAM M. OHLAND
  -----                                   ------
("Principal").
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                              W I T N E S S E T H:

     WHEREAS, Buyer, Seller and Principal have entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of May 9, 1997, pursuant to
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which Buyer has agreed to purchase from Seller all of the Company Assets for the
Purchase Price set forth therein (unless the context otherwise requires, all capitalized terms utilized herein shall have the meanings ascribed to them in the Asset Purchase Agreement);

     WHEREAS, the parties desire to amend the Asset Purchase Agreement in certain respects as more specifically set forth herein.

     NOW THEREFORE, in consideration of the foregoing and the mutual promises and undertakings set forth herein and in the Asset Purchase Agreement, the parties hereby agree as follows:

     1. The parties have agreed to revise the Purchase Price by (a) eliminating the Subordination STC Note and the STC Subordinated Note Agreement,(b) decreasing the cash portion of the Purchase Price to be paid at closing by $1,500,000 and (c) providing that Buyer shall issue 900 shares of Buyer's Class A Common Stock to Seller. Accordingly, the Asset Purchase Agreement is hereby amended by deleting all references therein to the Subordinated STC Note and the STC Subordinated Note Agreement, by changing the $12,650,000 figure in Section 2.2(a)(i) to $11,150,000 and by providing that Buyer shall issue to Seller 900 shares of the Buyer's Class A Common Stock at Closing.

     2. The following amendments to the Exhibits to the Asset Purchase Agreement are hereby made:

          Exhibits 2.3(a), 2.4(a)(iii)-1, 2.4(a)(iii)-2, 3.12, 3.14,
          3.15(a)(ii), 3.15(a)(iii), 3.15(a)(v) and 3.15(b) are each hereby replaced with Exhibits 2.3(a), 2.4(a)(iii)-1, 2.4(a)(iii)-2, 3.12,
          3.14, 3.15(a)(ii), 3.15(a)(iii), 3.15(a)(v) and 3.15(b) attached hereto.

     3. In all other respects, the Asset Purchase Agreement is ratified and confirmed.
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     4.   This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.


                               TALTON HOLDINGS, INC.,
                               a Delaware corporation


                               By:   __________________________
                                     Todd W. Follmer,
                                     Vice President


                               ________________________________
                               WILLIAM M. OHLAND



                               SECURITY TELECOM CORPORATION,
                               a Texas corporation


                               By:   __________________________
                                     William M. Ohland,
                                     Vice President
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                             EXHIBIT 2.4(A)(III)-1
                             ---------------------

                LIST OF EMPLOYEES SIGNING EMPLOYMENT AGREEMENT


1.   Jeff Rothell
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                              EXHIBIT 2.5(F)(II)
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